UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

PULTE HOMES, INC.

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On May 14, 2009, an amendment (the “Amendment”) to the Pulte Homes, Inc. 2004 Stock Incentive Plan (the “Plan”) was approved by the Company’s shareholders at its annual meeting of shareholders. The Amendment (i) increases the number of common shares available for issuance pursuant to awards granted under the Plan by 10,000,000, subject to adjustment as described in the Plan, and (ii) amends the performance measures applicable to performance-based awards that may be granted in the future under the Plan.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1 Pulte Homes, Inc. 2004 Stock Incentive Plan (As Amended and Restated as of March 19, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date: May 19, 2009	By:	/s/ Steven M. Cook
	Name:	Steven M. Cook
	Title:	Senior Vice President, General Counsel and Secretary

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